Exhibit 10.31

                          H. C. WAINWRIGHT & CO., INC.
                             INVESTMENTS SINCE 1868

     245 Park Avenue                                         Tel. (212) 856-5700
        44th Floor                                                         (800)
                                                                        729-3940
    New York, NY 10167                                       Fax. (212) 856-5750



February 2, 2004


CONFIDENTIAL
Philip M. Cohen
President & Chief Executive Officer
PetCARE Television Network, Inc.
8406 Benjamin Road, Suite C
Tampa, FL 33634

Attention:      Philip M. Cohen
                President & Chief Executive Officer

      This letter agreement (this "Agreement") confirms the engagement of H.C. Wainwright & Co., Inc. ("HCW") by PetCARE Television Network, Inc. ("PetCARE" or the "Company") as placement agent to arrange the sale of debt, equity or equity-linked securities (the "Securities") on behalf of the Company. The sale of Securities (the "Financing" or "Financings") may be completed under an effective shelf registration statement, if applicable, or may occur through a private placement pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), and in compliance with applicable securities laws of states and other jurisdictions ("Blue Sky Laws").

      1. Authorization Period. HCW's engagement shall become effective on the date hereof and, unless extended by PetCARE and HCW, shall expire one (1) year after the signing of this Agreement. In the event that there has not been an initial closing on a Financing totaling $500,000 (the "Bridge Loan") within ninety (90) days of the execution of this Agreement, the Company may terminate this Agreement in writing upon ten days notice. The period from the date hereof through the expiration of this Agreement is called the "Authorization Period."

      2. Retention. Subject to the terms and conditions of this Agreement, PetCARE hereby engages HCW to act on behalf of the Company as placement agent during the Authorization Period to arrange the sale of Securities in an amount and on terms and conditions satisfactory to the Company and HCW hereby accepts such engagement.

      During the remaining months of the Authorization Period immediately following the closing of the Bridge Loan, PetCARE shall not, and shall not permit its affiliates or their representatives to, directly or indirectly, (i) offer any Securities for sale to, or otherwise contact, discuss or negotiate with respect to any offer or sale of any Securities with, any person, except as it pertains to offers made prior to the Authorization Period (a list of said offers is attached hereto as Exhibit "A") and closed during the Authorization Period, (ii) authorize anyone other than HCW to act on behalf of the Company to place any Securities or (iii) have any discussions or negotiations with any person other than HCW with respect to engaging such person as a finder, broker, dealer, agent or financial advisor in connection with any sale of Securities.
PetCARE shall, and shall cause its affiliates and its and their officers, directors, employees and representatives to, promptly refer to HCW all offers, inquiries and proposals relating to any Securities received at any time during the Authorization Period. Notwithstanding anything to the contrary contained herein, from the execution of this Agreement until the closing of the Bridge Loan, the Company may continue to offer any of its Securities for sale, and the relationship between HCW and PetCARE shall be non-exclusive and PetCARE may engage other investment bankers on a non-exclusive basis to assist in its endeavors to raise additional capital. Upon the closing of the Bridge Loan, HCW shall become PetCARE's exclusive placement agent during the term of this Agreement.

      2. Compensation. PetCARE shall pay HCW the compensation set forth below:

            a. Cash Fee. PetCARE shall pay to HCW a non-refundable retainer fee of common stock warrants to purchase 50,000 shares of the Company's common stock (the "Common Stock") at an exercise price of $0.001 per share that shall have the same rights and privileges associated with the placement agent warrants detailed below. This retainer fee shall be payable promptly upon execution of this Agreement, which shall be offset against the cash placement fee. PetCARE shall pay HCW a cash placement fee equal to 10.0% on any gross proceeds received by the Company in connection with the Financings thereafter. The cash placement fee shall be payable on the closing date on which such aggregate consideration is received by the Company. HCW shall act as solicitation agent on behalf of PetCARE in connection with the exercise of investor warrants issued in connection with the Financings and shall pay HCW a cash fee of 4% of the aggregate consideration received by PetCARE in connection with the exercise of such warrants.

            b. Placement Agent Warrants. On each closing date on which aggregate consideration is paid or becomes payable, PetCARE shall issue to HCW or its permitted assigns warrants (the "Warrants") to purchase 20% of the amount of Securities issued to purchasers. The exercise price of the Warrants shall be equal to the price at which common equity of the Company is issued (or in the event of a convertible security, the conversion price or exercise price into common equity on the closing date). The Warrants shall be exercisable after the date of issuance and shall expire five years after the date of issuance, unless otherwise extended by the Company. The Warrants shall include customary anti-dilution protection, including protection against issuances of securities at prices (or with exercise prices, in the case of warrants, options or rights) below the exercise price of the Warrants, a cashless exercise provision, and shall be non-redeemable. The Warrants, subject to the written consent of Pet Edge, LLC, shall include one demand registration right exercisable following the first anniversary of the closing, and piggyback registration rights. The Warrants shall be transferable within HCW, at HCW's discretion. Notwithstanding the foregoing, the compensation payable under this section may be paid in shares of PetCARE common stock, subject to mutual agreement between HCW and PetCARE.

            c. Tail Period. PetCARE shall and shall cause its affiliates to, pay to HCW all compensation described in this Section 3 with respect to all Securities sold to a purchaser or purchasers at any time prior to the expiration of twelve (12) months after the expiration of this Agreement (the "Tail Period") if (i) such purchaser or purchasers were identified to the Company by HCW during the Authorization Period, (ii) HCW advised the Company with respect to such purchaser or purchasers during the Authorization Period or (iii) the Company or HCW had discussions with such purchaser or purchasers during the Authorization Period.

      4.  Reimbursements.  Until  the  Financing  or  sales  of  Securities  are consummated, the Company shall reimburse HCW for all of its reasonable out-of-pocket expenses, not to exceed $5,000 in the aggregate, without the written consent of PetCARE, incurred in connection with its engagement, including the fees and disbursements of counsel for HCW and the expenses of any travel that may be necessary. Once the Financing or sales of Securities are consummated, the Company shall reimburse HCW for all of its reasonable out-of-pocket expenses, not to exceed an aggregate of $20,000 without the written consent of PetCARE, incurred in connection with its engagement, including the fees and disbursements of counsel for HCW and the expenses of any travel that may be necessary. In connection with the reimbursement of expenses, HCW shall provide PetCARE with appropriate documentation detailing the out-of-pocket expenses incurred in connection with its engagement.

      5.   Representations,   Warranties  and  Covenants  of  PetCARE.   PetCARE
represents and warrants to, and covenants with, HCW as follows:

            a. Neither the Company nor any person acting on its behalf has taken, and PetCARE shall not and shall not permit its affiliates to take, directly or indirectly, any action so as to cause any of the transactions contemplated by this Agreement to fail to be entitled to exemption from registration or qualification under all applicable securities laws or which constitutes general advertising or general solicitation (as those terms are used in Regulation D under the Securities Act) with respect to the Securities.

            b. PetCARE shall take and shall cause its affiliates to take such actions as may be required to cause compliance with this Agreement. HCW acknowledges that PetCARE may cause its affiliates to perform any of its obligations hereunder; provided, however, that PetCARE's intention to do so (or any action by PetCARE or HCW in respect thereof) shall not relieve PetCARE from its obligation to perform such obligations when due.

            c. The Company will furnish, or cause to be furnished, to HCW such information as HCW believes appropriate to its engagement hereunder (all such information, the "Information"), and the Company represents that all such Information will be accurate and complete in all material respects. The Company will notify HCW promptly of any change that may be material in such Information. It is understood that HCW will be entitled to rely on and use the Information and other information that is publicly available without independent verification, and will not be responsible in any respect for the accuracy, completeness or reasonableness of all such Information or to conduct any independent verification or any appraisal or physical inspection of properties or assets.


      6. Representations, Warranties and Covenants of HCW. HCW represents and warrants to, and covenants with, PetCARE as follows:

            a. None of HCW, its affiliates or any person acting on behalf of HCW or any of such affiliates has engaged or will engage in any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) with respect to the Securities.

            b. HCW will use its best efforts to conduct the offering and sale of
Securities  so  that   Securities  are  sold  in  a  transaction  or  series  of
transactions exempt from registration under the Securities Act.

            c. HCW will send Materials related to the Financings only to persons that the HCW reasonably believes are "accredited investors" (as defined under Rule 501(a) of the Securities Act).

            d. HCW agrees that, except as otherwise required by law, regulation or court order or as contemplated by its engagement hereunder, the non-public Information furnished to HCW by the Company shall be held by HCW as confidential.

      7. Indemnification. The Company and HCW agree to the indemnification and other agreements set forth in the attached Indemnification Agreement, the provisions of which are incorporated herein by reference.

      8. Subsequent Offerings. HCW shall have the right from the date hereof until twelve months after the expiration of this Agreement, to act as the managing placement agent in connection with the sale of equity or equity-linked securities through a Private Placement or Directed Public Offering under a shelf registration statement. In addition, during the Authorization Period and for two years thereafter, HCW, subject to the approval of PetCARE's managing underwriter, shall have the right to participate as a co-lead manager in an underwritten public offering of the Company's securities and shall receive a percentage of the gross underwriting fees equal to the percentage of securities sold by HCW in the offering, including its pro-rata share of any non-accountable expense allowances, associated with any sale of equity securities and HCW's name, subject to the approval of PetCARE's managing underwriter, shall appear as a co-managing underwriter on the cover of any prospectus used in connection with any sale of equity securities described in this clause. If however, the Company is involved in a Business Combination as defined below, excluding acquisitions, the terms and conditions in this section will become null and void and participation in subsequent offerings will be renegotiated between the surviving entity and HCW.

      9. Mergers & Acquisitions. During the Authorization Period, HCW shall act as the financial advisor to the Company with respect to any potential business combination involving the Company, including acquisitions or mergers or the sale of the Company or certain assets or divisions of the Company (a "Business Combination"). HCW shall be compensated for any Business Combination completed during the Authorization Period or for the twelve (12) month period thereafter (the "Tail Period") with any person with whom the Company or HCW had discussions with during the Authorization Period or with any person identified by HCW during the Authorization Period. PetCARE shall pay HCW an amount (the "Transaction Fee") according to the schedule hereunder, based on the transaction value, which is payable in cash on the closing date of such Business Combination.

                 ------------------------------------------------------
                 Transaction Value            Transaction Fee
                 ------------------------------------------------------
                 Up to $50,000,000            2.0% of such amount; plus
                 ------------------------------------------------------
                 In excess of 50,000,000      1.5% of such amount
                 ------------------------------------------------------

For the six month period following the expiration of this Agreement, if PetCARE elects to pursue the sale of the Company or receives an offer to purchase or merge with the Company by a person not covered under the section above, PetCARE agrees to engage HCW to act as its financial advisor in connection with the potential sale or merger. The Company shall compensate HCW as its financial advisor under terms that reflect HCW's normal and customary compensation for such services, as agreed between PetCARE and HCW in good faith. HCW shall provide financial advisory services on terms to be negotiated in good faith prior to the Closing.

      10. Survival of Certain Provisions. The expense, indemnification, reimbursement and contribution obligations of PetCARE provided herein and in the attached Indemnification Agreement and HCW's rights to compensation (which term includes all fees, amounts and Warrants due or which may become due) shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any transaction described herein which is determined to be a result of the Company's failure to perform under the terms of this Agreement, or (ii) the completion or expiration of this Agreement.



      11. Notices. Notice given pursuant to any of the provisions of this Agreement shall be given in writing and shall be sent by certified mail, return receipt request or recognized overnight courier or personally delivered (a) if to the Company, to PetCARE Television Network, Inc. office at 8406 Benjamin Road, Suite C, Tampa, FL 33634. Attention: Philip M. Cohen, President & Chief Executive Officer; and (b) if to HCW, to its office at 245 Park Avenue, 44th floor, New York, NY 10167. Attention: Ari Fuchs.

      12. Confidentiality. No financial advice rendered by HCW pursuant to this Agreement may be disclosed publicly in any manner without HCW's prior written consent, except as may be required by law, regulation or court order but subject to the limitation below. If the Company is required or reasonably expects to be so required to disclose any advice, PetCARE shall provide HCW with prompt notice thereof so that HCW may seek a protective order or other appropriate remedy and take reasonable efforts to assure that all of such advice disclosed will be covered by such order or other remedy. Whether or not such a protective order or other remedy is obtained, PetCARE will and will cause its affiliates to disclose only that portion of such advice which the Company is so required to disclose.

      13. Miscellaneous. This Agreement (including the attached Indemnification Agreement) sets forth the entire agreement between the parties, supersedes and merges all prior written or oral agreements with respect to the subject matter hereof, may only be amended in writing and shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The parties shall make reasonable efforts to resolve any dispute concerning this Agreement, its construction or its alleged breach by face-to-face negotiations. If such negotiations fail to resolve the dispute, the dispute shall be finally decided by arbitration in accordance with the rules then in effect of the American Arbitration Association. Any arbitration will be conducted in the New York City metropolitan area. PetCARE (for the Company, for anyone claiming through or in the name of the Company and on behalf of the equity holders of the Company) and HCW each hereby irrevocably waives any right it may have to trial by jury in respect of any claim arising out of this Agreement or the transactions contemplated hereby.

            This Agreement may not be assigned by either party without the prior written consent of the other party.

            If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not effect such provision in any other respect or any other provision of this Agreement.

            Please confirm that the foregoing correctly sets forth our agreement by signing and returning to HCW the enclosed duplicate copy of this Agreement.

                              Very truly yours,

                              H.C. Wainwright & Co., Inc.


                              By: /s/Daniel Ripp
                                  -----------------------------------
                              Name:  Daniel Ripp
                              Title:    President

Accepted and agreed to as of
the date first written above

PetCARE Television Network, Inc.


By:  /s/Philip M. Cohen
    --------------------------------
Name:       Philip M. Cohen
Title:      President & Chief Executive Officer

TO:   H.C. Wainwright & Co., Inc.                       February 2, 2004
      245 Park Avenue, 44th Floor
      New York, NY 10167

      In connection with your engagement pursuant to our letter agreement of even date herewith (the "Engagement"), we agree to indemnify and hold harmless H.C. Wainwright & Co., Inc. ("H.C. Wainwright" or "you") and its affiliates, the respective directors, officers, partners, agents and employees of H.C. Wainwright and its affiliates, and each other person, if any, controlling H.C. Wainwright or any of its affiliates (collectively, "Indemnified Persons"), from and against, and we agree that no Indemnified Person shall have any liability to us or our owners, parents, affiliates, security holders or creditors for, any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively "Losses") (A) related to or arising out of (i) our actions or failures to act (including statements or omissions made, or information provided, by us or our agents) or (ii) actions or failures to act by an Indemnified Person with our consent or in reliance on our actions or failures to act, or (B) otherwise related to or arising out of the Engagement or your performance thereof, except that this clause (B) shall not apply to any Losses that are finally judicially determined to have resulted primarily from your bad faith or gross negligence or breach of the letter agreement. If such indemnification is for any reason not available or insufficient to hold you harmless, we agree to contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by us and by you with respect to the Engagement or, if such allocation is judicially determined unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of us on the one hand and of you on the other hand; provided, however, that, in no event shall the amount to be contributed by you exceed the fees actually received by you under the Engagement.

      We will reimburse each Indemnified Person for all expenses (including reasonable fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing for or defending any action, claim, investigation, inquiry, arbitration or other proceeding ("Action") referred to above (or enforcing this agreement or any related engagement agreement), whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party, and whether or not such Action is initiated or brought by you . We further agree that we will not settle or compromise or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Person is a party therein) unless we have given you reasonable prior written notice thereof and used all reasonable efforts, after consultation with you, to obtain an unconditional release of each Indemnified Person from all liability arising therefrom. In the event we are considering entering into one or a series of transactions involving a merger or other business combination or a dissolution or liquidation of all or a significant portion of our assets, we shall promptly notify you in writing. If requested by H.C. Wainwright, we shall then establish alternative means of providing for our obligations set forth herein on terms and conditions reasonably satisfactory to H.C. Wainwright.

      If multiple claims are brought against you in any Action with respect to at least one of which indemnification is permitted under applicable law and provided for under this agreement, we agree that any judgment, arbitration award or other monetary award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for. In the event that you are called or subpoenaed to give testimony in a court of law, we agree to pay your expenses related thereto and $5,000 per person per day for every day or part thereof that we are required to be there or in preparation thereof. Our obligations hereunder shall be in addition to any rights that any Indemnified Person may have at common law or otherwise. Solely for the purpose of enforcing this agreement, we hereby consent to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement is brought by or against any Indemnified Person. We acknowledge that in connection with the Engagement you are acting as an independent contractor with duties owing solely to us. YOU HEREBY AGREE, AND WE HEREBY AGREE ON OUR OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF OUR SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE ENGAGEMENT, YOUR PERFORMANCE THEREOF OR THIS AGREEMENT.

      The provisions of this agreement shall apply to the Engagement (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of the Engagement. This agreement and any other agreements relating to the Engagement shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflicts of law principles thereof.


                                        Very truly yours,

Accepted and Agreed:

H.C. WAINWRIGHT & CO., INC.             Client: PetCARE Television Network, Inc.

By:        /s/Daniel Ripp               By:        /s/Philip M. Cohen
       --------------------------------        --------------------------------
       Name:  Daniel Ripp                      Name:   Philip M. Cohen
       Title: President                        Title:  President  &  Chief
                                                       Executive Officer

TO:   PetCARE Television Network, Inc.                  February 2, 2004
      8406 Benjamin Road, Suite C
      Tampa, FL 33634

      In connection with our engagement pursuant to your letter agreement of even date herewith (the "Engagement"), we agree to indemnify and hold harmless PetCARE Television Network, Inc. ("PetCARE" or "you") and its affiliates, the respective directors, officers, partners, agents and employees of PetCARE and its affiliates, and each other person, if any, controlling PetCARE or any of its affiliates (collectively, "Indemnified Persons"), from and against, and we agree that no Indemnified Person shall have any liability to us or our owners, parents, affiliates, security holders or creditors for, any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively "Losses") (A) related to or arising out of (i) our actions or failures to act (including statements or omissions made, or information provided, by us or our agents) or (ii) actions or failures to act by an Indemnified Person with our consent or in reliance on our actions or failures to act, or (B) otherwise related to or arising out of the Engagement or your performance thereof, except that this clause (B) shall not apply to any Losses that are finally judicially determined to have resulted primarily from your bad faith or gross negligence or breach of the letter agreement. If such indemnification is for any reason not available or insufficient to hold you harmless, we agree to contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by us and by you with respect to the Engagement or, if such allocation is judicially determined unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of us on the one hand and of you on the other hand; provided, however, that, in no event shall the amount to be contributed by you exceed the fees actually received by you under the Engagement.

      We will reimburse each Indemnified Person for all expenses (including reasonable fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing for or defending any action, claim, investigation, inquiry, arbitration or other proceeding ("Action") referred to above (or enforcing this agreement or any related engagement agreement), whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party, and whether or not such Action is initiated or brought by you . We further agree that we will not settle or compromise or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Person is a party therein) unless we have given you reasonable prior written notice thereof and used all reasonable efforts, after consultation with you, to obtain an unconditional release of each Indemnified Person from all liability arising therefrom. In the event we are considering entering into one or a series of transactions involving a merger or other business combination or a dissolution or liquidation of all or a significant portion of our assets, we shall promptly notify you in writing. If requested by PetCARE, we shall then establish alternative means of providing for our obligations set forth herein on terms and conditions reasonably satisfactory to PetCARE.

      If multiple claims are brought against you in any Action with respect to at least one of which indemnification is permitted under applicable law and provided for under this agreement, we agree that any judgment, arbitration award or other monetary award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for. In the event that you are called or subpoenaed to give testimony in a court of law, we agree to pay your expenses related thereto and $5,000 per person per day for every day or part thereof that we are required to be there or in preparation thereof. Our obligations hereunder shall be in addition to any rights that any Indemnified Person may have at common law or otherwise. Solely for the purpose of enforcing this agreement, we hereby consent to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement is brought by or against any Indemnified Person. We acknowledge that in connection with the Engagement you are acting as an independent contractor with duties owing solely to us. YOU HEREBY AGREE, AND WE HEREBY AGREE ON OUR OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF OUR SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE ENGAGEMENT, YOUR PERFORMANCE THEREOF OR THIS AGREEMENT.

      The provisions of this agreement shall apply to the Engagement (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of the Engagement. This agreement and any other agreements relating to the Engagement shall be governed by and construed in accordance with the laws of the state of New York, without regard to conflicts of law principles thereof.


                                        Very truly yours,

Accepted and Agreed:

PetCARE Television Network, Inc.        Client: H.C. WAINWRIGHT & CO., INC.

By:        /s/Philip M. Cohen           By:       /s/Daniel Ripp
       -------------------------------         --------------------------------
       Name:  Philip M. Cohen                  Name:  Daniel Ripp
       Title: President and Chief              Title: President
              Executive Office

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